                    SUBORDINATION AND INTERCREDITOR AGREEMENT



         Subordination and Intercreditor Agreement entered into as of October 23, 1999 by and among PEOPLE'S BANK ("New Lender"), JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (collectively, the "Estate") and GUNTHER INTERNATIONAL, LTD. ("Gunther").

         WHEREAS, pursuant to a certain Commercial Revolving Loan Agreement dated the date hereof between Gunther and the New Lender (the "Revolving Loan Agreement"), the New Lender has or may make loans to Gunther from time to time in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) at any one time outstanding, which loans are evidenced by the Revolving Loan Agreement and a certain $500,000 Promissory Note (Revolving Credit Facility) dated the date hereof made by Gunther to the order of the New Lender (the "Revolving Note"); and

         WHEREAS, payment and performance of Gunther's obligations under the Revolving Loan Agreement and the Revolving Note are secured by a valid security interest in, and lien on, all of Gunther's tangible and intangible personal property, whether now owned or hereafter acquired, and all products and proceeds thereof (collectively, the "Collateral"), all as more fully set forth in a certain Security Agreement dated the date hereof between Gunther and the New Lender (the "Security Agreement"); and

         WHEREAS, pursuant to a certain Commercial Loan Agreement dated the date hereof between Gunther and the New Lender (the "Commercial Loan Agreement"), the New Lender may make loans to Gunther from time to time in the aggregate principal amount of up to Two Hundred Thousand Dollars ($200,000) at any one time outstanding; and

         WHEREAS, payment and performance of Gunther's obligations under the Commercial Loan Agreement are to be secured by a valid pledge and security interest in cash deposits (the "Cash Deposits") to be delivered to the New Lender pursuant to a certain Pledge Agreement dated the date hereof between Gunther and the New Lender (the "Pledge Agreement"); and

         WHEREAS, Gunther is indebted to the Estate under a certain $1,701,168.75 Promissory Note dated October 2, 1998 made by Gunther to the order of the Estate (the "Estate Note"); and

         WHEREAS, payment and performance of Gunther's obligations to the Estate under the Estate Note are secured by a valid security interest in, and lien on, all of the Collateral granted to the Estate by Gunther pursuant to a certain Security Agreement dated October 2, 1998 (the" Estate Security Agreement"); and

         WHEREAS, the Collateral, including the Cash Deposits, is also encumbered by a valid security interest and lien granted by Gunther to Gunther Partners, LLC ("GP") pursuant to a certain Loan and Security Agreement dated October 2, 1998 between Gunther and GP as amended by that certain Amendment to Loan and Security Agreement and Term Note dated as of September 15, 1999 between Gunther and GP; and

         WHEREAS, the Collateral, including the Cash Deposits, is also encumbered by a valid security interest and lien granted by Gunther to Connecticut Innovations, Inc. ("CII") pursuant to an Amendment and Restatement of Development Agreement dated as of December 31, 1995 between Gunther and CII; and

         WHEREAS, pursuant to a certain Subordination and Intercreditor Agreement dated the date hereof between GP (the "GP Subordination"), the New Lender and Gunther, GP has agreed to subordinate its lien and security interest in the Cash Deposits and all of the other Collateral constituting Accounts, as defined in the GP Subordination, to the lien and security interest therein held by the New Lender; and

         WHEREAS, pursuant to a certain Subordination and Intercreditor Agreement dated the date hereof between CII, the New Lender and Gunther, CII has agreed to subordinate its lien and security interest in the Cash Deposits and all of the other Collateral (other than Collateral constituting patents and trademarks) to the lien and security interest held by the New Lender in the Cash Deposits and the other Collateral (other than Collateral constituting patents and trademarks); and

         WHEREAS, the New Lender has conditioned its extension of credit to Gunther under the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement upon the Estate's subordinating its lien in the Collateral, including but not limited to the Cash Deposits, to the lien therein of the New Lender; and

         WHEREAS, it is in the best interests of the Estate if the New Lender provide financing to Gunther pursuant to the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement; and

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. The Estate hereby subordinates its security interest and lien in the Collateral, including the Cash Deposits, to the security interest and lien of the New Lender therein. Notwithstanding the date, time, manner or order of attachment or perfection of the security interest and liens of the Estate or the New Lender in any of the Collateral, including the Cash Deposits, and notwithstanding any provisions of the Uniform Commercial Code, any applicable law, any decision of any court or tribunal of competent jurisdiction or whether the Estate or the New Lender holds possession of all or any part of the Collateral, including the Cash Deposits, the lien and security interest of the New Lender in and to the Collateral, including the Cash Deposits, and all proceeds thereof shall be prior in right to the lien and security interest of the Estate in and to the Collateral, including the Cash Deposits.

         2. After the occurrence of a default in Gunther's obligations to the New Lender or the Estate which continues beyond any applicable grace period, (i) the proceeds from the disposition, sale or liquidation of the Collateral, other than the Cash Deposits, shall be applied, regardless of when the indebtedness of Gunther to the New Lender or the Estate may be due, first to pay the debts, obligations and liabilities of Gunther to the New Lender under the Revolving Loan Agreement and the Revolving Note (including accrued interest, expenses and other costs) and then, to pay all other creditors of Gunther in accordance with their rights and (ii) the Cash Deposits shall be applied, regardless of when the indebtedness of Gunther to the New Lender or the Estate may be due, first to pay the debts, obligations and liabilities of Gunther to the New Lender under the Commercial Loan Agreement (including accrued interest, expenses and other costs) and then to pay all other creditors of Gunther in accordance with their rights. At all times, the New Lender may exercise all of its rights and remedies under the Revolving Loan Agreement, the Revolving Note and the Commercial

Loan Agreement and, without limiting the foregoing, may take all actions that it deems desirable to collect the debts, obligations and liabilities of Gunther to the New Lender under the Revolving Loan Agreement, the Revolving Note and/or Commercial Loan Agreement (collectively, the "New Lender Indebtedness"), as the case may be, including without limitation, the repossession, foreclosing, selling, releasing or disposing of any Collateral and the commencement of, or joining with other creditors in the commencement of, bankruptcy or insolvency actions against Gunther.

         3. The Estate agrees to execute any assignment, UCC-1 financing statement, UCC-3 subordination agreement, or any other instrument or document requested by the New Lender and to take such further action as the New Lender may at any time, and from time to time, reasonably request in order to effectuate this Agreement.

         4. The Estate has, to the extent deemed necessary by the Estate, reviewed the existing agreements among the New Lender and Gunther and has had its counsel fully explain to it such agreements and this Agreement, and understands that there is no commitment or obligation on the New Lender's part to make any loans or advances or to extend credit to Gunther except as may be contained in current and presently effective written agreements between the New Lender and Gunther; provided, however, that the Estate further understands that such agreements may be modified, altered or amended, without notice to or consent of the Estate.

         5. The New Lender may at any time, in its discretion, renew or extend the time of payment of all or any of the New Lender Indebtedness or waive or release any collateral which may be held therefor, and the New Lender may enter into such agreements with Gunther as the New Lender may deem desirable without notice to or further assent from the Estate and without in any way affecting the New Lender's rights hereunder.

         6. The Estate shall pay to the New Lender on demand, all expenses of every kind, including reasonable attorneys' fees that the New Lender may incur in enforcing any of its rights under this Agreement.

         7. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document evidencing the New Lender Indebtedness.

         8. This Agreement shall be governed by and construed under the laws of the State of Connecticut.

         9. The provisions of this Agreement are independent of and severable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         10. Neither the failure nor any delay on the part of the New Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by the New Lender hereunder shall be effective unless it is in writing and signed by the New Lender, and then only to the extent specifically stated in such writing.

         11. In order to induce the New Lender to provide financing to Gunther pursuant to the Revolving Loan Agreement, the Revolving Note and the Commercial Loan Agreement, Gunther hereby acknowledges this Agreement and agrees to be bound by all the terms, provisions and conditions hereof.

         12. This Agreement shall be binding upon the Estate and their respective heirs, executors, administrators, successors, and assigns, and all of the New Lender's rights hereunder shall inure to the benefit of the New Lender and its successors and assigns.

         13. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed given when received at the addresses provided below:

                  If to the Estate, to:

                           Co-Executors of the Estate of Harold S. Geneen c/o United States Trust Company of New York 114 West 47th Street
                           New York, New York  10036
                           Attention:  Steven M. Kirkpatrick

                  If to the New Lender, to:

                           People's Bank
                           4 Broadway
                           Norwich, Connecticut  06360
                           Attention:  Arthur C. Barton

                  If to Gunther, to:

                           Gunther International, Ltd.
                           One Winnenden Road
                           Norwich, Connecticut 06360
                           Attention:  President

         Each party shall have the right to change its address by sending a written notice thereof to the other parties by registered or certified mail addressed as provided herein.

         14. The Estate, the New Lender and Gunther hereby agree that any state court or local court of the State of Connecticut and the United States District Court for the District of Connecticut shall have exclusive jurisdiction to hear and determine any claims or disputes between the Estate, the New Lender and Gunther pertaining directly or indirectly to this Agreement, or to any matter arising herefrom. The Estate, the New Lender and Gunther expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail addressed to the Estate, the New Lender and Gunther, as the case may be, at the address of the New Lender, the Estate or Gunther, as the case may be, set forth above. The exclusive choice of forum set forth in this paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, in any appropriate jurisdiction.

         15. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

                  [Rest of This Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:                        PEOPLE'S BANK


/s/  Karl-Erik Sternlof                    By: /s/ Arthur C. Barton
------------------------------                ----------------------------------
Name:                                          Name:Arthur C. Barton
                                               Title:  Vice President
 /s/ Frank J. Saccomandi, III
------------------------------
Name:


                                           THE ESTATE OF
                                           HAROLD S. GENEEN


                                           By: /s/ June H. Geneen
------------------------------                ----------------------------------
Name:                                          June H. Geneen,
                                               Its Co-Executor

------------------------------
Name:


 /s/  Todd Skobinsky                       By: /s/ Phil E. Gilbert, Jr.
------------------------------                ----------------------------------
Name:                                          Phil E. Gilbert, Jr.,
                                               Its Co-Executor
 /s/ Valerie W. Hunt
------------------------------
Name:


 /s/ Clay R. Serenbetz                     By: /s/ Thomas W. Keesee
------------------------------                ----------------------------------
Name:                                          Thomas W. Keesee,
                                               Its Co-Executor
 /s/ Robert Bove
------------------------------
Name:

                                           By: UNITED STATES TRUST
                                               COMPANY OF NEW YORK,
                                               Its Co-Executor


 /s/ Robert Bove                           By: /s/ Steven Scott Kirkpatrick
------------------------------                ----------------------------------
Name:                                          Name:
                                               Title:  Vice President
 /s/ Todd Skobinsky
------------------------------
Name:


                                           GUNTHER INTERNATIONAL, LTD.


 /s/ Frank J. Saccomandi, III              By: /s/ Michael M. Vehlies
------------------------------                ----------------------------------
Name:                                          Name:
                                               Title: Chief Financial
                                                      Officer
 /s/ Karl-Erik Sternlof
------------------------------
Name:



STATE OF CONNECTICUT    )
                        ) ss. Norwich                           November 8, 1999
COUNTY OF New London    )

         Personally appeared Arthur C. Barton, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he is the Vice President of PEOPLE'S BANK, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as such Officer of PEOPLE'S BANK, and the free act and deed of said bank, before me, the undersigned officer.

                                       /s/ Karl-Erik Sternlof
                                      ----------------------------------
                                      Name:
                                      Commissioner of the Superior Court

STATE OF Massachusetts    )
                          ) ss:
COUNTY OF Norfolk         )

         On this 30th day of October, 1999, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                         /s/ Andrew Murphy
                                        -------------------------------------
                                        Name:
                                        Notary Public
                                        My Commission Expires Sept. 7, 2001



STATE OF NEW YORK       )
                        )  ss:
COUNTY OF  New York     )

         On this __ day of October, 1999, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                         /s/ Valerie W. Hunt
                                        -------------------------------------
                                        Name:
                                        Notary Public
                                        My Commission Expires 2/5/2000

STATE OF NEW YORK        )
                         )  ss:
COUNTY OF Westchester    )

         On this 23rd day of October, 1999, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                         /s/ Clay R. Serenbetz
                                        -------------------------------------
                                        Name:
                                        Notary Public
                                        My Commission Expires 11/13/99



STATE OF NEW YORK      )
                       )  ss:
COUNTY OF New York     )

         On this 28th day of October, 1999, before me, the undersigned officer, personally appeared Steven Scott Kirkpatrick, Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                         /s/ Clay R. Serenbetz
                                        -------------------------------------
                                        Name:
                                        Notary Public
                                        My Commission Expires 11/13/99

STATE OF CONNECTICUT     )
                         ) ss. Norwich                          November 8, 1999
COUNTY OF New London     )

         Personally appeared Michael Vehlies, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he as Chief Financial Officer of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as such Officer of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said corporation, before me, the undersigned officer.


                                         /s/ Frank J. Saccomandi, III
                                        -------------------------------------
                                        Name:
                                        Commissioner of the Superior Court